Annual Report


            DIVIDEND
            GROWTH
            FUND

            -----------------
            DECEMBER 31, 1997
            -----------------








[LOGO OF T. ROWE PRICE APPEARS HERE]

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

Dividend Growth Fund

 .    Despite a sell-off in October when Asian markets collapsed, U.S. stocks advanced strongly for the third straight year.

 .    The fund's returns of 13.49% and 30.77% for the 6- and 12-month periods, respectively, surpassed the Lipper Growth & Income Funds Average. The fund exceeded the S&P 500 for the six months but not the year.

 .    Amid Far East turmoil, investors sought high-quality, domestically focused companies, which benefited fund performance.

 .    Barring a major change in the environment, we look for positive but less robust returns in 1998.

FELLOW SHAREHOLDERS


U.S. stocks sprinted to the finish line and closed out 1997 with outstanding returns. The Dow Jones Industrial Average rose more than 20% for a record-setting third consecutive year and capped off the best 10-year stretch in its 101-year history. Resurgent corporate profits, receding inflation, downward trending interest rates, and flourishing global free trade combined to provide a positive backdrop for stock prices over the last 10 years and again in 1997.

U.S. stocks fell in October when currency devaluations and stock market plunges in several Far Eastern countries caused investors to question the sustainability of corporate profit growth. Nevertheless, stocks rose into year-end with consumer confidence rising to all-time highs in December.

The Dividend Growth Fund posted healthy returns, rising 13.49% in the second half and 30.77% for the full year, handily outpacing the Lipper Growth & Income Funds Average. The fund also surpassed the broad market as represented by the unmanaged Standard & Poor's 500 Stock Index for the six months but trailed modestly for the full year.

----------------------
PERFORMANCE COMPARISON
-------------------------------------------------

Periods Ended 12/31/97     6 Months 12 Months
-------------------------------------------------
Dividend Growth Fund        13.49%     30.77%
 .................................................
S&P 500                     10.58      33.36
 .................................................
Lipper Growth & Income
Funds Average                9.93      27.14
 .................................................


YEAR-END DISTRIBUTIONS

Your Board of Directors declared a fourth quarter dividend of $0.14 per share, a short-term capital gain of $0.26 per share, and a long-term capital gain of $0.34 per share. All were paid on December 30 to shareholders of record on December 26. You should already have received a check or statement reflecting these distributions as well as your Form 1099-DIV reporting them for tax purposes.

LONG-TERM PERSPECTIVE

------------------------
COMPOUNDING OF DIVIDENDS
--------------------------------------------------------------------------------

[LINE GRAPH APPEARS HERE]

12/31/93        2.93
12/31/94        3.58
12/31/95        4.03
12/31/96        4.27
12/31/97        5.50

Annual yield on an initial investment of $1,000 at the Dividend Growth Fund's inception of 12/30/92.

Dividend distributions on the investment were $29.29 in 1993, $35.82 in 1994, $40.27 in 1995, $42.70 in 1996, and $55.02 in 1997.

Yield is based on the assumption that all dividends and capital gains paid by the fund are reinvested in additional shares. Dividends paid on the rising number of shares are expressed as a return on the original $1,000 investment.

We launched the Dividend Growth Fund five years ago because we believed that buying stocks of companies with consistently strong earnings and dividend growth would lead to attractive total returns and rising dividends for our shareholders. So far, our results have been encouraging. The fund's cumulative 163.5% five-year gain is ahead of both the Lipper Growth & Income Funds Average (125.2%) and the S&P 500 (151.6%). Also important, fund dividends have grown each year. As the chart shows, investors who purchased shares at the $10 inception price and reinvested dividends and capital gains in additional shares have received rising dividends over the ensuing five years. We cannot guarantee that the fund's dividends will increase every year, but over the long term they should continue to rise as our portfolio companies grow and increase their dividend payments.

PERFORMANCE REVIEW

The fund's strong second half performance resulted from sizable rebounds in many of our steadier growth holdings, particularly those most insulated from potential earnings disruption in the Far East. In the first half of 1997, investors heavily favored large companies that were benefiting from the higher economic growth in emerging markets. By October though, as currency and market declines spread throughout the Far East, investors turned their favor to high-quality domestically focused sectors such as telephone service providers, banks, insurance companies, electric utilities, and REITs. These sectors were also buoyed by falling interest rates. Perhaps one of the few positive outcomes of the turmoil in the Far East has been reduced global inflation expectations, which allowed long-term interest rates to test their lows of the last 20 years.

SBC Communications, ALLTEL, and BellSouth, our three telephone service provider holdings, rose significantly after extended periods of underperformance. Their valuations became too attractive to ignore once it became clear that 1996's telecommunications legislation would have a less-than-catastrophic effect on their businesses.

In financial services, Fannie Mae, ACE Limited, Norwest, Mellon Bank, and EXEL rose handsomely as their earnings and dividends continued to grow faster than market averages.

NIPSCO, FPL Group, and DPL, three of our favorite electric utilities, all performed very well as investors sought out their predictable, albeit moderate, earnings and dividend growth. The rebounds in this sector show what can happen when a sector returns to favor after lagging for a long period.

Security Capital Industrial Trust, Starwood Lodging, and SECURITY CAPITAL PACIFIC TRUST, three of our larger REIT holdings, rose nicely as they continued to supplement their growth with healthy acquisitions. Starwood stunned the lodging industry with its announced acquisition of ITT Industries, a company three times its size. Although the acquisition looks good on paper, Starwood must now close the deal and run the business well to garner good returns for shareholders. We are optimistic about the prospects for successful execution but will continue to monitor the company's progress closely.

Our worst performers were companies whose earnings did not meet expectations. American Stores and Corning both announced disappointing results that

[PIE CHART SHOWING SECTOR DIVERSIFICATION]

----------------------
SECTOR DIVERSIFICATION
----------------------------

Consumer                25%
Financial               18%
Business Services
 and Transportation      7%
REITs                    9%
Utilities                7%
Energy                   6%
Other                   17%
Reserves                11%

Based on net assets as of 12/31/97.

led to swift and severe price declines. Although we sold some of the former and all of the latter, we are following both stocks closely and would buy shares again under the right circumstances.


PORTFOLIO CHANGES

We work closely with other T. Rowe Price portfolio managers and analysts to monitor existing investment ideas and to find new ones. Several second half purchases look particularly interesting. We made a significant investment in Omnicom, a global advertising leader with rapidly growing business around the globe. The company generates consistent and growing free cash flow and has a solid track record of reinvesting the money in new agencies. We believe we paid a fair price for a company with well-above-average earnings and dividend growth. Travelers Property Casualty was another large purchase. The stock had declined about 15% from recent highs while business prospects remained relatively bright. A smart, acquisitive management has been reducing costs while preparing the company for another acquisition to offset difficult conditions in insurance markets. We purchased Amoco after recent declines in energy prices led to weakness in energy-related stocks. A diversified producer of natural gas, oil, and chemicals, Amoco has picked up the pace of its efficiency improvement efforts in an effort to jump-start its growth. Although we don't expect "home run" performance, we do think Amoco can deliver decent returns with only moderate risk.


SUMMARY AND OUTLOOK

U.S. companies have significantly improved productivity and profitability over the last 10 years. As a result, profit margins are near post-war highs and free cash flow (earnings left after capital spending) has reached new heights. Additionally, in contrast to previous economic cycles, corporate managers continue to aggressively pursue efficiencies and are not resting on laurels. We find ourselves pleased with corporate behavior. However, stock prices have risen faster than earnings for some time now and valuations look high by most measures. Continued share price gains depend on additional earnings growth, moderate inflation, and flat or falling interest rates. Of these three, we are most worried about earnings and will watch our holdings closely for signs of significant change. Barring a major change in the environment, we look for positive but less ebullient returns in 1998.

We continue to focus on companies with sustainable earnings, free cash flow, and dividend growth. To reduce risk, we will try to buy on weakness and remain conscious of how much we get for what we pay. This approach has worked well over the last five years, and we think it will remain productive.

Thank you for your continuing support.


Respectfully submitted,


/s/ William J. Stromberg

William J. Stromberg
President and Chairman of the Investment Advisory Committee

January 18, 1998

T. ROWE PRICE DIVIDEND GROWTH FUND
------------------------------------------------------------------------------


--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES
Listed in descending order of size

6 Months Ended December 31, 1997

Ten Largest Purchases                     Ten Largest Sales
-------------------------------------------------------------------------------

INMC Mortgage Holdings *                  Corporate Express
 .......................................   ......................................
Amoco *                                   Analysts International **
 .......................................   ......................................
Travelers Property Casualty *             UNUM **
 .......................................   ......................................
Galileo International *                   Knight-Ridder **
 .......................................   ......................................
AlliedSignal                              Sprint **
 .......................................   ......................................
Philip Morris                             ADT Operations **
 .......................................   ......................................
British Petroleum                         Nationwide Financial Services **
 .......................................   ......................................
First Union *                             Gannett **
 .......................................   ......................................
Mobil                                     SPX **
 .......................................   ......................................
PartnerRe Holdings                        Interpublic Group **
 .......................................   ......................................


 * Position added
** Position eliminated

T. ROWE PRICE DIVIDEND GROWTH FUND
-------------------------------------------------------------------------------


--------------------
PORTFOLIO HIGHLIGHTS
-------------------------------------------------------------------------------


TWENTY-FIVE LARGEST HOLDINGS
                                                                 Percent of
                                                                 Net Assets
                                                                   12/31/97
------------------------------------------------------------------------------

Fannie Mae                                                             2.1%
 ..............................................................................
Mobil                                                                  1.9
 ..............................................................................
SBC Communications                                                     1.6
 ..............................................................................
AlliedSignal                                                           1.6
 ..............................................................................
Mellon Bank                                                            1.5
------------------------------------------------------------------------------

Philip Morris                                                          1.5
 ..............................................................................
Mid Ocean Limited                                                      1.5
 ..............................................................................
British Petroleum                                                      1.4
 ..............................................................................
Security Capital Industrial Trust                                      1.4
 ..............................................................................
PartnerRe Holdings                                                     1.4
------------------------------------------------------------------------------

ACE Limited                                                            1.3
 ..............................................................................
EXEL                                                                   1.2
 ..............................................................................
Omnicom                                                                1.2
 ..............................................................................
Time Warner LYONs                                                      1.2
 ..............................................................................
BANC ONE                                                               1.1
------------------------------------------------------------------------------

Newell                                                                 1.0
 ..............................................................................
Valspar                                                                1.0
 ..............................................................................
Teco Energy                                                            1.0
 ..............................................................................
INMC Mortgage Holdings                                                 1.0
 ..............................................................................
TriMas                                                                 1.0
------------------------------------------------------------------------------

Service Corp. International                                            1.0
 ..............................................................................
Norwest                                                                1.0
 ..............................................................................
Royal Dutch Petroleum                                                  0.9
 ..............................................................................
Rentokil Group                                                         0.9
 ..............................................................................
Kimberly-Clark                                                         0.9
------------------------------------------------------------------------------

Total                                                                 31.6%

T. ROWE PRICE DIVIDEND GROWTH FUND
-------------------------------------------------------------------------------


----------------------
PERFORMANCE COMPARISON
-------------------------------------------------------------------------------


This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[DIVIDEND GROWTH FUND LINE GRAPH APPEARS HERE]

               S&P 500      Dividend Growth
  Date          Index            Fund
  ----          ------           ----
12/30/92        10,000          10,000
12/31/93        11,008          11,941
12/31/94        11,153          12,119
12/31/95        15,345          16,072
12/31/96        18,868          20,147
12/31/97        25,163          26,346


------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund would have performed if its actual (or cumulative) returns for the periods shown had been earned at a constant rate each year.


                                                            Since   Inception
Periods Ended 12/31/97          1 Year  3 Years  5 Years  Inception    Date
-------------------------------------------------------------------------------

Dividend Growth Fund            30.77%   29.26%   21.38%     21.38%  12/30/92
 ...............................................................................

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------

--------------------
FINANCIAL HIGHLIGHTS           For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                   Year                                12/30/92
                                  Ended                                 Through
                               12/31/97  12/31/96  12/31/95  12/31/94  12/31/93
NET ASSET VALUE
Beginning of period           $  16.37 $   13.81   $  11.04  $  11.48  $  10.00
                             ......................................................

Investment activities
 Net investment income            0.44      0.35       0.36**    0.35*     0.29*
 Net realized and
 unrealized gain (loss)           4.51      3.08       3.08     (0.11)     1.63
                             ......................................................

 Total from
 investment activities            4.95      3.43       3.44      0.24      1.92
                             ......................................................

Distributions
 Net investment income           (0.44)    (0.36)     (0.36)    (0.34)    (0.29)
 Net realized gain               (0.75)    (0.51)     (0.31)    (0.34)    (0.15)
                             ......................................................

 Total distributions             (1.19)    (0.87)     (0.67)    (0.68)    (0.44)
                             ......................................................

NET ASSET VALUE
End of period                 $  20.13 $   16.37   $  13.81  $  11.04  $  11.48
                             ------------------------------------------------------


Ratios/Supplemental Data

Total return                     30.77%    25.36%     31.75%**   2.16%*   19.41%*
 ...................................................................................
Ratio of expenses to
average net assets                0.80%     1.10%      1.10%**   1.00%*    1.00%*
 ...................................................................................
Ratio of net investment
income to average
net assets                        2.42%     2.53%      2.92%**   3.11%*    2.60%*
 ...................................................................................
Portfolio turnover rate           39.1%     43.1%      56.1%     71.4%     51.2%
 ...................................................................................
Average commission
rate paid                     $ 0.0459 $  0.0478          -         -         -
 ...................................................................................
Net assets, end of period
(in thousands)                $746,911 $ 209,498   $ 84,500  $ 53,597  $ 40,862
 ...................................................................................

* Excludes expenses in excess of a 1.00% voluntary expense limitation in effect through 12/31/94.
** Excludes expenses in excess of a 1.10% voluntary expense limitation in effect through 12/31/96.

     The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE DIVIDEND GROWTH FUND
-------------------------------------------------------------------------------
                                                            December 31, 1997


-----------------------
STATEMENT OF NET ASSETS                             Shares/Par            Value
--------------------------------------------------------------------------------
                                                                   In thousands

COMMON STOCKS  83.8%

FINANCIAL  18.5%
Bank and Trust  6.3%
BANC ONE                                               150,000     $      8,147
 ...............................................................................
First Union                                             90,000            4,612
 ...............................................................................
Mellon Bank                                            190,000           11,519
 ...............................................................................
National City                                           40,000            2,630
 ...............................................................................
National Commerce Bancorporation                       100,000            3,500
 ...............................................................................
Norwest                                                185,000            7,146
 ...............................................................................
U.S. Bancorp                                            40,000            4,478
 ...............................................................................
Washington Mutual                                       80,000            5,102
 ...............................................................................
                                                                         47,134
                                                               ................
Insurance  8.4%
ACE Limited                                            100,000            9,650
 ...............................................................................
Erie Indemnity                                         156,900            4,687
 ...............................................................................
EXEL                                                   145,000            9,189
 ...............................................................................
Mid Ocean Limited                                      200,000           10,850
 ...............................................................................
PartnerRe Holdings ADR                                 220,000           10,203
 ...............................................................................
St. Paul Companies                                      70,000            5,744
 ...............................................................................
Travelers Property Casualty (Class A)                  150,000            6,600
 ...............................................................................
Willis-Corroon ADR                                     440,000            5,418
 ...............................................................................
                                                                         62,341
                                                               ................
Financial Services  3.8%
Fannie Mae                                             280,000           15,977
 ...............................................................................
INMC Mortgage Holdings                                 310,000            7,266
 ...............................................................................
Travelers Group                                        100,000            5,387
 ...............................................................................
                                                                         28,630
                                                               ................
Total Financial                                                         138,105
 ...............................................................................


UTILITIES  7.1%

Telephone Services  3.0%
ALLTEL                                                 155,000            6,365
 ................................................................................

T. ROWE PRICE DIVIDEND GROWTH FUND
-------------------------------------------------------------------------------


                                                    Shares/Par            Value
--------------------------------------------------------------------------------
                                                                   In thousands

BellSouth                                               80,000        $   4,505
 ...............................................................................
SBC Communications                                     160,000           11,720
 ...............................................................................
                                                                         22,590
                                                               ................
Electric Utilities  4.1%
DPL                                                    120,000            3,450
 ...............................................................................
DQE                                                    150,000            5,269
 ...............................................................................
Duke Energy                                            100,000            5,537
 ...............................................................................
FPL Group                                               70,000            4,143
 ...............................................................................
NIPSCO                                                  95,000            4,696
 ...............................................................................
Teco Energy                                            270,000            7,594
 ...............................................................................
                                                                         30,689
                                                               ................
Total Utilities                                                          53,279
                                                               ................


CONSUMER NONDURABLES  18.9%

Cosmetics  0.5%
International Flavors & Fragrances                      70,000            3,605
 ...............................................................................
                                                                          3,605
                                                               ................
Beverages  1.2%
Anheuser-Busch                                          60,000            2,640
 ...............................................................................
PepsiCo                                                170,000            6,194
 ...............................................................................
                                                                          8,834
                                                               ................
Food Processing  3.9%
Cadbury Schweppes (GBP)                                450,000            4,542
 ...............................................................................
General Mills                                           30,000            2,149
 ...............................................................................
International Multifoods                               106,100            3,004
 ...............................................................................
McCormick                                              210,000            5,893
 ...............................................................................
Nabisco Holdings (Class A)                             120,000            5,813
 ...............................................................................
Ralston Purina                                          25,000            2,323
 ...............................................................................
Sara Lee                                               100,000            5,631
 ...............................................................................
                                                                         29,355
                                                               ................
Hospital Supplies/Hospital Management  1.8%
Abbott Laboratories                                     85,000            5,573
 ...............................................................................
Allergan                                               120,000            4,027
 ...............................................................................
Smith & Nephew (GBP)                                 1,500,000            4,435
 ...............................................................................
                                                                         14,035
                                                               ................

T. ROWE PRICE DIVIDEND GROWTH FUND
-------------------------------------------------------------------------------


                                                   Shares/Par             Value
--------------------------------------------------------------------------------
                                                                   In thousands

Pharmaceuticals  3.9%
American Home Products                                 90,000      $      6,885
 ...............................................................................
Johnson & Johnson                                      70,000             4,611
 ...............................................................................
Merck                                                  55,000             5,844
 ...............................................................................
Pfizer                                                 80,000             5,965
 ...............................................................................
Schering-Plough                                        50,000             3,106
 ...............................................................................
SmithKline Beecham ADR                                 50,000             2,572
 ...............................................................................
                                                                         28,983
                                                              .................
Miscellaneous Consumer Products  7.6%
Colgate-Palmolive                                      90,000             6,615
 ...............................................................................
Mattel                                                130,000             4,843
 ...............................................................................
Newell                                                180,000             7,650
 ...............................................................................
Philip Morris                                         250,000            11,328
 ...............................................................................
Service Corp. International                           195,000             7,203
 ...............................................................................
Stanley Works                                          85,000             4,011
 ...............................................................................
Sysco                                                  80,000             3,645
 ...............................................................................
Tomkins (GBP)                                       1,000,000             4,730
 ...............................................................................
Tomkins ADR                                           350,000             6,694
 ...............................................................................
                                                                         56,719
                                                              .................
Total Consumer Nondurables                                              141,531
                                                              .................


CONSUMER SERVICES  4.7%

General Merchandisers  0.7%
Warnaco Group (Class A)                               170,000             5,334
 ...............................................................................
                                                                          5,334
                                                              .................
Specialty Merchandisers 0.6%
American Stores                                       200,000             4,112
 ...............................................................................
                                                                          4,112
                                                              .................
Entertainment and Leisure  1.3%
Carnival ADR (Class A)                                120,000             6,645
 ...............................................................................
Disney                                                 30,000             2,972
 ...............................................................................
                                                                          9,617
                                                              .................
Media and Communications  2.1%
R.R. Donnelly                                         130,000             4,842
 ...............................................................................
TCA Cable TV                                           70,000             3,242
 ...............................................................................

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------


                                                    Shares/Par          Value
--------------------------------------------------------------------------------
                                                                 In thousands

Tribune                                                 60,000     $    3,735
 ..............................................................................
Vodafone ADR                                            55,000          3,988
 ..............................................................................
                                                                       15,807
                                                              ................
Total Consumer Services                                                34,870
                                                              ................


CONSUMER CYCLICALS  11.1%

Automobiles and Related  1.0%
Echlin                                                 100,000          3,619
 ..............................................................................
Genuine Parts                                          130,000          4,412
 ..............................................................................
                                                                        8,031
                                                              ................
Building and Real Estate  8.4%
AMB Property, REIT                                     100,000          2,513
 ..............................................................................
Arden Realty, REIT                                     140,000          4,305
 ..............................................................................
Chelsea GCA, REIT                                      120,000          4,583
 ..............................................................................
Crescent Real Estate Equities, REIT                    100,000          3,938
 ..............................................................................
Equity Office Properties, REIT                          70,000          2,209
 ..............................................................................
Franchise Finance, REIT                                150,000          4,050
 ..............................................................................
Nationwide Health Properties, REIT                     230,000          5,865
 ..............................................................................
Reckson Associates Realty, REIT                        170,000          4,314
 ..............................................................................
Security Capital Industrial Trust, REIT                430,000         10,696
 ..............................................................................
SECURITY CAPITAL PACIFIC TRUST, REIT                   250,000          6,062
 ..............................................................................
Starwood Lodging, REIT                                  95,000          5,498
 ..............................................................................
Storage USA, REIT                                      110,000          4,393
 ..............................................................................
United Dominion Realty Trust, REIT                     300,000          4,181
 ..............................................................................
                                                                       62,607
                                                              ................
Miscellaneous Consumer Durables  1.7%
Masco                                                  100,000          5,087
 ..............................................................................
Valspar                                                240,000          7,650
 ..............................................................................
                                                                       12,737
                                                              ................
Total Consumer Cyclicals                                               83,375
                                                              ................

TECHNOLOGY  2.9%

Electronic Components  0.4%
Analogic                                                80,000          3,020
 ..............................................................................
                                                                        3,020
                                                              ................

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-------------------------------------------------------------------------------

                                                     Shares/Par         Value
--------------------------------------------------------------------------------
                                                                 In thousands

Electronic Systems  0.9%
Hewlett-Packard                                        110,000     $    6,875
 ..............................................................................
                                                                        6,875
                                                              ................
Aerospace and Defense  1.6%
AlliedSignal                                           297,500         11,584
 ..............................................................................
                                                                       11,584
                                                              ................
Total Technology                                                       21,479
                                                              ................


CAPITAL EQUIPMENT  3.6%

Electrical Equipment  1.4%
GE                                                      53,000          3,889
 ..............................................................................
Hubbell (Class A)                                       90,000          4,241
 ..............................................................................
Hubbell (Class B)                                       50,000          2,466
 ..............................................................................
                                                                       10,596
                                                              ................
Machinery  2.2%
Danaher                                                 50,000          3,156
 ..............................................................................
Teleflex                                               150,000          5,662
 ..............................................................................
TriMas                                                 210,000          7,219
 ..............................................................................
                                                                       16,037
                                                              ................
Total Capital Equipment                                                26,633
                                                              ................


BUSINESS SERVICES AND
TRANSPORTATION  5.6%

Computer Service and Software  1.2%
Automatic Data Processing                               70,000          4,296
 ..............................................................................
Galileo International                                  180,000          4,973
 ..............................................................................
                                                                        9,269
                                                              ................
Distribution Services  0.5%
Richfood Holdings                                      125,000          3,531
 ..............................................................................
                                                                        3,531
                                                              ................
Environmental  0.9%
Rentokil Group (GBP)                                 1,600,000          6,964
 ..............................................................................
                                                                        6,964
                                                              ................
Miscellaneous Business Services  3.0%
H&R Block                                              110,000          4,929
 ..............................................................................
Omnicom                                                210,000          8,899
 ..............................................................................

T. ROWE PRICE DIVIDEND GROWTH FUND
-------------------------------------------------------------------------------


                                                     Shares/Par         Value
--------------------------------------------------------------------------------
                                                                 In thousands

RPM                                                     200,000     $   3,088
 ...............................................................................
Wallace Computer Services                               130,000         5,054
 ...............................................................................
                                                                       21,970
                                                                ...............
Total Business Services and Transportation                             41,734
                                                                ...............


ENERGY  5.9%

Energy Services  0.8%
Witco                                                   140,000         5,714
 ...............................................................................
                                                                        5,714
                                                                ...............
Integrated Petroleum - Domestic  1.4%
British Petroleum ADR                                   135,000        10,758
 ...............................................................................
                                                                       10,758
                                                                ...............
Integrated Petroleum - International  3.7%
Amoco                                                    70,000         5,958
 ...............................................................................
Mobil                                                   200,000        14,438
 ...............................................................................
Royal Dutch Petroleum ADR                               130,000         7,044
 ...............................................................................
                                                                       27,440
                                                                ...............
Total Energy                                                           43,912
                                                                ...............


PROCESS INDUSTRIES  2.4%

Diversified Chemicals  0.6%
Hercules                                                 90,000         4,506
 ...............................................................................
                                                                        4,506
                                                                ...............
Specialty Chemicals  0.9%
Great Lakes Chemical                                    140,000         6,282
 ...............................................................................
                                                                        6,282
                                                                ...............
Paper and Paper Products  0.9%
Kimberly-Clark                                          140,000         6,904
 ...............................................................................
                                                                        6,904
                                                                ...............
Total Process Industries                                               17,692
                                                                ...............


BASIC MATERIALS  0.9%

Mining  0.9%
Newmont Mining                                          130,000         3,819
 ...............................................................................

T. ROWE PRICE DIVIDEND GROWTH FUND
-------------------------------------------------------------------------------


                                                      Shares/Par         Value
--------------------------------------------------------------------------------
                                                                  In thousands

Placer Dome                                              250,000  $      3,172
 ..............................................................................
Total Basic Materials                                                    6,991
                                                                  ............
Miscellaneous Common Stocks  2.2%                                       16,157
                                                                  ............

Total Common Stocks (Cost  $496,621)                                   625,758
                                                                  ............

PREFERRED STOCKS  0.3%

Cleveland Electric, (Series L), $1.88 Adj.                22,560         2,165
 ..............................................................................
Cleveland Electric, (Series R), 8.80%                        320           340
 ..............................................................................

Total Preferred Stocks (Cost  $1,905)                                    2,505
                                                                  ............

CONVERTIBLE BONDS  1.5%

ALZA, LYONs, Sub. Notes, Zero Coupon, 7/14/14        $ 3,000,000         1,410
 ..............................................................................
Corporate Express, (144a) 4.50%, 7/1/00                1,200,000         1,099
 ..............................................................................
Time Warner, LYONs, Sr. Notes, Zero Coupon, 6/22/13   16,800,000         8,610
 ..............................................................................

Total Convertible Bonds (Cost  $10,181)                                 11,119
                                                                  ............

U.S. GOVERNMENT OBLIGATIONS/
AGENCIES  3.2%

U. S. Treasury Notes
       5.625%, 2/15/06                                   500,000           494
       .......................................................................
       5.75%, 8/15/03                                    400,000           400
       .......................................................................
       5.875%, 2/28/99 - 9/30/02                       9,000,000         9,037
       .......................................................................
       6.00%, 8/15/99 - 8/15/00                        4,700,000         4,732
       .......................................................................
       6.125%, 12/31/01                                1,500,000         1,520
       .......................................................................
       6.25%, 3/31/99 - 2/28/02                        3,400,000         3,439
       .......................................................................
       6.375%, 5/15/99                                   500,000           505
       .......................................................................
       6.50%, 5/31/01 - 5/31/02                        2,500,000         2,571
       .......................................................................
       6.625%, 5/15/07                                 1,000,000         1,058
       .......................................................................

Total U.S. Government Obligations/Agencies
(Cost $23,416)                                                          23,756
                                                                  ............


SHORT-TERM INVESTMENTS  9.8%

Money Market Funds  9.8%
Reserve Investment Fund, 5.84% #                      73,451,985        73,452
 ..............................................................................

Total Short-Term Investments (Cost  $73,452)                            73,452
                                                                  ............

T. ROWE PRICE DIVIDEND GROWTH FUND
-------------------------------------------------------------------------------


                                                                          Value
--------------------------------------------------------------------------------
                                                                   In thousands

Total Investments in Securities

98.6% of Net Assets (Cost $605,575)                                $    736,590

Other Assets Less Liabilities                                            10,321
                                                                   .............


NET ASSETS                                                         $    746,911
                                                                   -------------

Net Assets Consist of:
Accumulated net realized gain/loss - net of distributions                 6,150
Net unrealized gain (loss)                                              131,015
Paid-in-capital applicable to 37,095,816 shares of $0.0001 par
value capital stock outstanding; 1,000,000,000 shares authorized        609,746
                                                                   .............


NET ASSETS                                                         $    746,911
                                                                   -------------


NET ASSET VALUE PER SHARE                                          $      20.13
                                                                   -------------




    #  Seven-day yield
  ADR  American Depository Receipt
 REIT  Real Estate Investment Trust
 144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at year-end amounts to 0.15% of net assets.
  GBP  British sterling
LYONs  Liquid Yield Option Notes

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE DIVIDEND GROWTH FUND
-------------------------------------------------------------------------------

-----------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------


In thousands


                                                                         Year
                                                                        Ended
                                                                     12/31/97

Investment Income
Income
 Dividend                                                           $  11,167
 Interest                                                               5,169
                                                                    ...........
 Total income                                                          16,336
                                                                    ...........
Expenses
 Investment management                                                  2,659
 Shareholder servicing                                                    924
 Registration                                                             222
 Custody and accounting                                                   125
 Prospectus and shareholder reports                                        93
 Legal and audit                                                           13
 Directors                                                                  8
 Miscellaneous                                                             20
                                                                    ...........
 Total expenses                                                         4,064
                                                                    ...........
Net investment income                                                  12,272
                                                                    ...........

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
 Securities                                                            28,116
 Foreign currency transactions                                            (47)
                                                                    ...........
 Net realized gain (loss)                                              28,069
                                                                    ...........
Change in net unrealized gain or loss on securities                    96,262
                                                                    ...........
Net realized and unrealized gain (loss)                               124,331
                                                                    ...........

INCREASE (DECREASE) IN NET

ASSETS FROM OPERATIONS                                              $ 136,603
                                                                    -----------


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE DIVIDEND GROWTH FUND
-------------------------------------------------------------------------------

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands


                                                            Year
                                                           Ended
                                                        12/31/97     12/31/96

Increase (Decrease) in Net Assets
Operations
 Net investment income                                 $  12,272    $   3,165
 Net realized gain (loss)                                 28,069        7,385
 Change in net unrealized gain or loss                    96,262       20,575
                                                       ........................
 Increase (decrease) in net assets from operations       136,603       31,125
                                                       ........................

Distributions to shareholders
 Net investment income                                   (13,152)      (3,338)
 Net realized gain                                       (24,253)      (5,269)
                                                       ........................
 Decrease in net assets from distributions               (37,405)      (8,607)
                                                       ........................

Capital share transactions*
 Shares sold                                             559,369      130,963
 Distributions reinvested                                 35,245        7,902
 Shares redeemed                                        (157,461)     (36,688)
                                                       ........................
 Increase (decrease) in net assets from capital
 share transactions                                      437,153      102,177
                                                       ........................
Net equalization                                           1,062          303
                                                       ........................
Net Assets
Increase (decrease) during period                        537,413      124,998
Beginning of period                                      209,498       84,500
                                                       ........................

End of period                                          $ 746,911    $ 209,498
                                                       ------------------------

*Share information
  Shares sold                                             31,018        8,636
  Distributions reinvested                                 1,825          504
  Shares redeemed                                         (8,547)      (2,460)
                                                       ........................
 Increase (decrease) in shares outstanding                24,296        6,680



The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------
                                                               December 31, 1997


-----------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Dividend Growth Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on December 30, 1992.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of

T. ROWE PRICE DIVIDEND GROWTH FUND
-------------------------------------------------------------------------------




changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. The fund follows the practice of equalization, under which undistributed net investment income per share is unaffected by fund shares sold or redeemed.


NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $506,819,000 and $175,756,000, respectively, for the year ended December 31, 1997.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 1997. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

--------------------------------------------------------------------------------

Undistributed net investment income                                $  (182,000)
Undistributed net realized gain                                       (869,000)
Paid-in-capital                                                      1,051,000

T. ROWE PRICE DIVIDEND GROWTH FUND
-------------------------------------------------------------------------------



At December 31, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $605,575,000, and net unrealized gain aggregated $131,015,000, of which $134,158,000 related to appreciated investments and $3,143,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $317,000 was payable at December 31, 1997. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.20% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. The effective annual group fee rate was 0.32% at December 31, 1997, and 0.33% for the year then ended. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

Under the terms of the investment management agreement, the manager was required to bear any expenses through December 31, 1996, which would have caused the fund's ratio of expenses to average net assets to exceed 1.10%. Thereafter, through December 31, 1998, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 1.10%. Pursuant to this agreement, $5,000 of unaccrued 1995 fees were repaid during the year ended December 31, 1997.

In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $788,000 for the year ended December 31, 1997, of which $95,000 was payable at period-end.

T. ROWE PRICE DIVIDEND GROWTH FUND
-------------------------------------------------------------------------------



The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1997, totaled $1,186,000 and are reflected as interest income in the accompanying Statement of Operations.

During the year ended December 31, 1997, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $855,000 with certain affiliates of the manager and paid commissions of $2,000 related thereto.


-----------------------------------------------------------
TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/97
--------------------------------------------------------------------------------


We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

 .    $11,486,000 from short-term capital gains, and

 .    $13,635,000 from long-term capital gains; of which $5,892,000 was subject to the 20% rate gains category.

For corporate shareholders, 29% of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.


--------------------------------------------------------------------------------

T. ROWE PRICE DIVIDEND GROWTH FUND
-------------------------------------------------------------------------------

---------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Dividend Growth Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price Dividend Growth Fund, Inc. (the "Fund") at December 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with custodians and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Baltimore, Maryland
January 21, 1998

T. ROWE PRICE SHAREHOLDER SERVICES
-------------------------------------------------------------------------------



INVESTMENT SERVICES AND INFORMATION


KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone Shareholder service representatives are available from 8 a.m. to 10 p.m. ET Monday through Friday and from 8:30 a.m. to 5 p.m. ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

In Person Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. You can also drop off applications or obtain prospectuses and other literature at these centers.


AUTOMATED 24-HOUR SERVICES

Tele*Access(R) Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

T. Rowe Price OnLine Through a personal computer via dial-up modem, you can replicate all the services available on Tele*Access plus conduct transactions in your Discount Brokerage and Variable Annuity accounts.


ACCOUNT SERVICES

Checking Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

Automatic Investing Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A $50 minimum makes it easy to get started.

T. ROWE PRICE SHAREHOLDER SERVICES
-------------------------------------------------------------------------------



Automatic Withdrawal If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

Dividend and Capital Gains Payment Options Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.


DISCOUNT BROKERAGE*

Investments Available You can trade stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

To Open an Account Call a shareholder service representative for more information.


INVESTMENT INFORMATION

Combined Statement A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by type--stock, bond, and money market. Detail pages itemize account transactions by fund.

Shareholder Reports Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

T. Rowe Price Report This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

Performance Update This quarterly report reviews recent market developments and provides comprehensive performance information for every T. Rowe Price fund.

Insights This library of information includes reports on mutual fund tax issues, investment strategies, and financial markets.

Detailed Investment Guides Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Retirees Financial Guide, and Retirement Planning Kit (also available on disk for PC use) can help you determine and reach your investment goals.

*A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.

T. ROWE PRICE MUTUAL FUNDS
-------------------------------------------------------------------------------


STOCK FUNDS
 ..........................

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications*
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era New Horizons**
Real Estate Science & Technology
Small-Cap Stock
Small-Cap Value**
Spectrum Growth
Total Equity Market Index
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Stock
Japan
Latin America
New Asia
Spectrum International


BOND FUNDS
 ..........................

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Insured
Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal
Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured
Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond


International/Global

Emerging Markets Bond
Global Government Bond
International Bond

MONEY MARKET FUNDS
 ..........................

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS
 ..........................

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY
 ..........................

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

 *Formerly the closed-end New Age Media Fund. Converted to open-end status on
  7/28/97.
**Closed to new investors.

Please call for a prospectus. Read it carefully before you invest or send money.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

T. ROWE PRICE DISCOUNT BROKERAGE
------------------------------------------------------------------------------



DISCOUNT BROKERAGE
A Division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC


This low-cost service gives you the opportunity to easily consolidate all your investments with one company. Through T. Rowe Price Discount Brokerage, you can buy and sell individual securities--stocks, bonds, options, and others--at considerable commission savings over full-service brokers.* We also provide a wide range of services, including:


Automated Telephone and Computer Services You can enter trades, access quotes, and review account information 24 hours a day, seven days a week. Any trades executed through these programs save you an additional 10% on commissions.**

Investor Information A variety of informative reports, such as our Brokerage Insights series, S&P Market Month newsletter, and select stock reports, can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service Virtually all stocks held in customer accounts are eligible for this service, free of charge.



 *Based on a February 1997 telephone survey that compared our commission rates on stock transactions of various sizes with those of other full-service and discount brokerages. Commission rates will vary based on size and nature of trades. Services vary by firm. For additional information concerning our commission rates and services, call 1-800-638-5660.
**Discount applies to our current commission schedule; subject to our $35 minimum commission.

For yield, price, last transaction, current balance, or to conduct transactions, 24 hours, 7 days a week, call Tele*Access(R): 1-800-638-2587 toll free

For assistance with your existing fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Dividend Growth Fund.


Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607



[LOGO OF T. ROWE PRICE APPEARS HERE]

T. Rowe Price Investment Services, Inc., Distributor.          F58-050  12/31/97